                                                                   EXHIBIT 10.15
                               LICENSE AGREEMENT



                                    BETWEEN



                           THE DOW CHEMICAL COMPANY



                                      AND



                              DIVERSA CORPORATION

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      ARTICLE                                  TITLE                                  PAGE
                                                                                     NUMBER
-------------------------------------------------------------------------------------------------
          I                                 DEFINITIONS                                 1
-------------------------------------------------------------------------------------------------
         II                             PATENT LICENSE GRANT                            4
-------------------------------------------------------------------------------------------------
         III                                  PAYMENTS                                  6
-------------------------------------------------------------------------------------------------
         IV                                PATENT RIGHTS                                9
-------------------------------------------------------------------------------------------------
          V                               CONFIDENTIALITY                               11
-------------------------------------------------------------------------------------------------
         VI                                  ASSIGNMENT                                 12
-------------------------------------------------------------------------------------------------
         VII                      THIRD PARTY INFRINGEMENT CLAIMS                       12
-------------------------------------------------------------------------------------------------
        VIII                      PATENT ENFORCEMENT & LITIGATION                       13
-------------------------------------------------------------------------------------------------
         IX                 U.S. EXPORT CONTROL AND GOVERNMENT LICENSES                 14
-------------------------------------------------------------------------------------------------
          X                    PRODUCT LIABILITY AND INDEMNIFICATION                    15
-------------------------------------------------------------------------------------------------
         XI                            WARRANTY & DISCLAIMER,                           16
-------------------------------------------------------------------------------------------------
         XII                            TERM AND TERMINATION                            17
-------------------------------------------------------------------------------------------------
        XIII                               FORCE MAJEURE                                18
-------------------------------------------------------------------------------------------------
         XIV                             DISPUTE RESOLUTION                             19
-------------------------------------------------------------------------------------------------
         XV                                   NOTICES                                   20
-------------------------------------------------------------------------------------------------
         XVI                          MISCELLANEOUS PROVISIONS                          21
-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
        APPENDIX                                           TITLE                                         PAGE
--------------------------------------------------------------------------------------------------------------------
        A                                            PATENT RIGHTS                                         A
--------------------------------------------------------------------------------------------------------------------
       A-1                                       [*****] PATENT RIGHTS                                    A-1
--------------------------------------------------------------------------------------------------------------------
       A-2                                   [*****] PATENT RIGHTS [*****]                                A-2
--------------------------------------------------------------------------------------------------------------------

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
--------------------------------------------------------------------------------------------------------------------
        APPENDIX                                      TITLE                                               PAGE
--------------------------------------------------------------------------------------------------------------------
                                                      [*****]
--------------------------------------------------------------------------------------------------------------------
       A-3                                  [*****] PATENT RIGHT [*****]                                    A-3
--------------------------------------------------------------------------------------------------------------------
        B                                      [*****] PATENT RIGHTS                                        B-1
--------------------------------------------------------------------------------------------------------------------
        C                                         LICENSED [*****]                                          C-1
--------------------------------------------------------------------------------------------------------------------
        D                                             [*****]                                               D-1
--------------------------------------------------------------------------------------------------------------------
        E                                             [*****]                                               E-1
--------------------------------------------------------------------------------------------------------------------
        F                                             [*****]                                               F-1
--------------------------------------------------------------------------------------------------------------------
        G                                         OPTION AGREEMENT                                          G-1
--------------------------------------------------------------------------------------------------------------------

                                      ii      * Confidential Treatment Requested

     This LICENSE AGREEMENT (including the Appendices hereto, the "License") is by and between THE DOW CHEMICAL COMPANY, a corporation duly formed and existing under the laws of the State of Delaware, having a place of business at 2030 Dow Center, Midland, Michigan 48674, United States of America ("DOW" or a "Party"), and DIVERSA CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware, having a place of business at 10665 Sorrento Valley Road, San Diego, California 92121, United States of America ("DIVERSA" or a "Party").


                                R E C I T A L S

A. DIVERSA has discovered and developed enzymes and has expertise in the rearrangement of DNA to produce and discover genes utilizing proprietary technologies for the rapid discovery, development and optimization of enzymes.

B. DOW has expertise in the discovery, development and production of chemical compounds.

C. DOW and DIVERSA are concurrently with this License entering into a separate Collaborative Research and Development Agreement ("Agreement") in order to perform research together to discover and optimize the [*****] that can be used by DOW to produce certain, desired [*****].

D. DIVERSA represents that it has Patent Rights and Know-How that pertain to this License.

E. DOW is desirous of obtaining, and DIVERSA wishes to grant to DOW, a worldwide, exclusive royalty-bearing license to [*****].

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

When used in this License, the following terms shall have the meanings set out below, unless the context requires otherwise. The singular shall be interpreted as including the plural and vice versa, unless the context clearly indicates otherwise.

                                       1      * Confidential Treatment Requested

1.1  "Affiliate" means any corporation, firm, limited liability company,
      ---------
     partnership or other entity that directly or indirectly controls or is controlled by or is under common control with a Party to this License. Control for this purpose means ownership, directly or through one or more affiliated entities, of [*****] or more of the shares of stock entitled to vote for the election of directors in the case of a corporation, or [*****] or more of the equity interests in the case of any other type of legal entity, or any other arrangement whereby a Party controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity.

1.2  "Agreement" means the Collaborative Research Agreement between DOW and
      ---------
     DIVERSA, executed concurrently with this License.

1.3  "Areas of Interest" means the development of Improved Enzymes (as defined
      -----------------
     below) for use in the following [*****] specific areas:
     (a)    [*****]
     (b)    [*****]
     (c)    [*****]


1.4  "Confidential Information" means all information, Know-How, scientific,
      ------------------------
     technical, or non-technical data, samples and Materials, business plans, and marketing and sales information disclosed by one Party to the other under this License, and including information disclosed under the Agreement regarding Licensed Products, whether disclosed or provided in oral, written (including but not limited to electronic, facsimile, paper or other means), graphic, photographic or any other form, except to the extent that such information:
            (a) as of the date of disclosure is known to the receiving Party as shown by written documentation, other than by virtue of a prior confidential disclosure from the disclosing Party to the receiving Party;
            (b) as of the date of disclosure is in, or subsequently enters, the public domain through no fault or omission of the receiving
                Party;
            (c) as of the date of disclosure or thereafter is obtained from a
                Third Party free from any obligation of confidentiality; or
            (d) as of the date of disclosure or thereafter is developed by the receiving Party independent of the disclosure by the disclosing Party as evidenced by written documentation.

1.5  "Controls" or "Controlled" means, with respect to intellectual property,
      --------      ----------
     possession by DIVERSA (other than by virtue of this License) of the ability to grant licenses or sublicenses to DOW without violating the terms of any agreement or other arrangement with any Third Party and to the [*****].



                                       2      * Confidential Treatment Requested

1.6  "[*****]" means a [*****] that is not [*****] whereupon the [*****] shall
      -------
     be [*****] on the [*****] and [*****] of the [*****] including a [*****] of
     [*****] an [*****].

1.7  "Effective Date" means the date of last signature of the Parties at the end
      --------------
     of this License.

1.8  "Field" means [*****], [*****].)

1.9  "[*****] Enzyme" means an enzyme or enzymes, either ex vivo or in vivo,
      --------------
     provided to DOW by DIVERSA which is within the claims of Patent Rights or Joint Patent Rights or that incorporates, is derived from, or is identified, discovered, developed or made through the use of Know-How, which is developed in the [*****] under the Agreement.

1.10 "Joint Patent Rights" means patent rights, which are jointly developed or
      -------------------
     invented by both Parties under the Agreement in accordance with its terms, as shown in [*****], which [*****] may be modified to include joint patent rights obtained during the [*****] under the Agreement, and which rights pertain to a [*****]. Joint Patent Rights concern only the scope of the claims that have not been held invalid or unenforceable after all appeals have been exhausted. Claims shall be deemed valid unless held otherwise.

1.11 "Know-How" means all Research Results, as defined and obtained under the
      --------
     Agreement, and all know-how, nonpatented inventions, improvements, discoveries, data, instructions, [*****], information (including, without limitation, [*****] and information), procedures, devices, methods and trade secrets which are conceived, discovered or invented during the term of the Agreement, and which are necessary or appropriate to develop and [*****]

1.12 "Licensed Product" means (i) [*****] Enzyme which is used to [*****] using
      ----------------
     a [*****], or (ii) [*****] Enzyme which is [*****], for which both (i) and
     (ii) are designated by the RMC, and encompassed

                                       3      * Confidential Treatment Requested
     within DIVERSA Patent Rights or Joint Patent Rights and listed on Appendix C, which is attached hereto and made a part hereof and which is identical to Appendix G of the Agreement.

1.13 "Material" means the original, tangible materials of any type provided by
      --------
     DOW or DIVERSA to the other Party in order that the recipient can perform its obligations under this License.

1.14 "Net Sales" means the amount invoiced on sales of [*****]:
      ---------

          (a)  [*****]; and
          (b)  [*****]; and
          (c)  [*****]; and
          (d)  [*****]; and
          (e)  [*****].

          [*****].

1.15 "Patent Rights" means patent and patent applications Controlled solely by
      -------------
     DIVERSA as shown in Appendix A, including:

     (a) all patents and patent applications which are conceived of under the Agreement, and which are necessary (but for this License DOW would infringe these patents) for DOW to make, use or sell the Royalty Bearing Products; and are listed on Appendix A-1, attached hereto and made a part hereof, which Appendix A-1 may be modified to include Patent Rights obtained during this License;

     (b) the patents and patent applications listed on Appendix A-2, attached hereto and made a part hereof, are patent rights of DIVERSA that [*****]; and

     (c) any divisions, continuations, continuations-in-part, reissues, reexaminations, extensions or other governmental actions which extend any of the subject matter of the patent applications or patents in

                                       4      * Confidential Treatment Requested

          (i) or (ii) above, and any substitutions, confirmations, patents-of-addition, registrations or revalidations of any of the foregoing, which Patent Rights are necessary (but for this License DOW would infringe these patents) for DOW to make, use or sell the Royalty Bearing Products, which shall be listed on Appendix A-1 or A-2, respectively;

     (d)  [*****];

     in each case, which are Controlled by DIVERSA. All patents and patent applications subject to this definition are listed on Appendix A or will be included on Appendix A as they are developed or obtained under the Agreement and this License. Patent Rights concern only the scope of the claims that have not been held invalid or unenforceable after all appeals have been exhausted. Claims shall be deemed valid unless held otherwise.

1.16 "Royalty Bearing Product" means the material resulting from the
      -----------------------
     application of a [*****] or a [*****] in a [*****] (defined in the Agreement), which shall be classified by its [*****] and listed in [*****], attached hereto and made a part hereof. ([*****].)

1.17 "Royalty Bearing Product [*****]" means the [*****] in accord with [*****],
      -------------------------------
     as attached hereto and made a part hereof. The Royalty Bearing Product [*****].

1.18 "Royalty [*****]" means the [*****] Royalty Bearing Product, as determined
      ---------------
     by the [*****], read from the [*****] on Appendix [*****], attached hereto and made a part hereof.

1.19 "Territory" means [*****].
      ---------
1.20 "Third Party" means anyone other than DOW or DIVERSA, or their respective
      -----------
     Affiliates.

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

                                  ARTICLE II

                             PATENT LICENSE GRANT
                             --------------------

2.1  Grant of License to DOW - Subject to the terms and conditions of this
     -----------------------
     License, DIVERSA hereby grants to DOW, and DOW hereby accepts:
     (a) an exclusive, royalty-bearing, world-wide license, including the right to grant sublicenses pursuant to Section 2.4, under the DIVERSA Patent Rights and Joint Patent Rights to make, have made, import, have imported, use, have used, sell, have sold and otherwise exploit Royalty Bearing Products;
     (b) an exclusive, world-wide license, including the right to grant sublicenses pursuant to Section 2.4, under DIVERSA's enzymes [*****] to use enzymes to convert [*****] products [*****]. The royalty for this grant is obtained by DIVERSA under [*****];
     (c)  a non-exclusive, royalty-bearing, world-wide license to [*****]; and
     (d)  a [*****] license to any Know-How [*****].

2.2  Grant of [*****] - If [*****] desires that any [*****] be [*****] after
     ----------------
[*****] supplies it to [*****] under the terms of the Agreement, then [*****] may [*****]:
     (a)  [*****]; or
     (b)  [*****]; or
     (c)  [*****].

                                       6      * Confidential Treatment Requested

          Notwithstanding the above, [*****] if (i) a [*****]; or (ii) [*****]. [*****].

     2.3  Grant of Rights to Use [*****] for [*****] within the Field [*****] of
          ----------------------------------------------------------------------
          the Agreement - In the event [*****] desires to [*****] to [*****]
          -------------
          Products to make, have made, use, sell, offer for sale and import products [*****], DIVERSA and DOW agree to negotiate such rights in good faith, [*****]. If [*****].

     2.4  Sublicensing - The [*****] license granted under Section 2.1(a) to
          ------------
          DOW includes the right to sublicense Third Parties, whether or not Affiliates of DOW, including the right to [*****], including but not limited to sublicensing a competitor of DOW. DOW [*****] as a result of any sublicensee and [*****] in the [*****] in the [*****]. DOW [*****]. All sublicenses, other than a label license for DOW Net Sales, [*****]. DOW [*****] within [*****] of the grant of any

                                    7         * Confidential Treatment Requested
          sublicense hereunder. Notwithstanding the foregoing, [*****].

     2.5  Reservations by DOW - DOW reserves the right to work with [*****]
          -------------------
          outside the [*****], or after the Agreement terminates [*****], or to [*****].

     2.6  [*****] Improved Enzyme Production - If DOW chooses not to [*****]
          ----------------------------------
          [*****] a [*****], DIVERSA shall be given a [*****]. DIVERSA must [*****] with any other [*****]. Any [*****] received by DIVERSA shall be held confidential by DOW. If DIVERSA is the [*****] of the [*****], DOW and DIVERSA [*****]. Such [*****] may include the [*****]. If such an [*****], it shall contain at a [*****]. This [*****].

     2.7  Prior Option Agreement - DOW exercised its rights under a prior Option
          ----------------------
          (copy attached for reference as Appendix H) for a license to a [*****] for an [*****] Enzyme and [*****]. This License shall also be a [*****].

                                  ARTICLE III

                                   PAYMENTS
                                   --------

     3.1  [*****] Payment for [*****] under [*****] - To meet the [*****] under
          -----------------------------------------
          the Option in accord with Section 2.7, DOW shall pay DIVERSA [*****] within [*****] from the [*****]. This License shall suffice for the exercise of the Option for a license.

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

     3.2  License Product [*****] - When an [*****] Enzyme is identified by
          --------------------------
          the RMC under the Agreement as being adequately developed for commercialization, then DOW [*****] inform DIVERSA in writing within [*****] days whether such [*****] Enzyme shall become a Licensed Product under this License. If DOW desires to [*****] an [*****] Enzyme as a Licensed Product, then it shall be listed on either Appendix C or D under the terms of this License and classified by DOW [*****] of [*****] as to [*****] applies in accord with [*****]. Up to [*****] Enzymes per Royalty Bearing Product can be [*****]. Within [*****] of [*****] of [*****] Enzyme as a Licensed Product, DOW [*****] for each [*****], and all other [*****]. If [*****] an [*****]
          Enzyme as a Licensed Product, then DIVERSA [*****], unless [*****] applies.

     3.3 License Fees - Within [*****] of the identification by the RMC of a Licensed Product in accordance with Section 3.2, DOW shall pay to DIVERSA a license fee of [*****] dollars. Only [*****].

     3.4 Commercialization Fees - Within [*****] of the [*****] by DOW of each [*****], DOW shall pay to DIVERSA [*****]. Only [*****].

     3.5 Royalty Payments - Royalties owed for each Royalty Bearing Product are subject to Section 4.8 and [*****]. DIVERSA and DOW shall discuss the [*****]. The [*****] shall be subject to DIVERSA approval, which shall not be unreasonably withheld. In the [*****].

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

3.6  Method of Payment - All payments due under this License shall be made in
     -----------------
     accord with the respective sections of Article III by check or by bank wire transfer in immediately available funds to a bank account designated in writing to DOW by DIVERSA. In the event that the due date of any payment subject to this Article III hereof is a Saturday, Sunday or national holiday, such payment may be paid on the following business day. Any late payments shall bear interest, to the extent permitted by applicable law, at the prime rate (as reported by the [*****] or its successor bank) on the date such payment is due plus [*****], calculated on the number of days such payment is delinquent. The rights provided in this Section 3.6 shall in no way limit any other remedies available to DIVERSA hereunder.

3.7  Sublicense Payments - Any sublicense agreement for Royalty Bearing Product
     -------------------
     shall contain royalty provisions that [*****]. DOW [*****].

3.8  [*****].

3.9  [*****].

3.10 Exchange Rate and Payment - Royalty payments shall be paid to DIVERSA
     -------------------------
     in US dollars in funds to be deposited in a US account as instructed in writing by DIVERSA in accordance with Section 3.6. If DOW receives payment on Royalty Bearing Products in currency other than US dollars, such payments shall be converted to US dollars on the last day of the calendar quarter using an exchange rate established by a leading [*****], such as [*****], and published in [*****], but are not due for [*****] from
                                -----
     [*****].

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

     If DOW receives payment in a form other than a currency, it shall be estimated at its fair market value and converted to U.S. dollars.

3.11 Quarterly Royalty Reports and Payments - Within [*****] after the
     --------------------------------------
     [*****], DOW shall submit a report on the Net Sales on Royalty Bearing Product for the [*****] in sufficient detail to enable a calculation of the royalty due in accord with Article III and payment of the royalty (if any) due. The [*****] reports will also specify the calculations based on Sections 3.7 and 3.10, [*****].

3.12 Books of Account - DOW shall maintain true and complete books of account
     ----------------
     containing an accurate record of all data necessary for the proper computation of royalty payments due from it or on behalf of any Affiliate. Such records shall be maintained for at least [*****] after the date of the pertinent royalty payment.

3.13 Audit Right - DIVERSA shall have the right through a firm of independent
     -----------
     public accountants to whom DOW has no reasonable objection, to examine the books of account of DOW at reasonable times within [*****] after the end of the calendar year to which they relate (but not more than once in each calendar year) for the purpose of verifying the correctness of any report concerning payment of royalties under Article III. Such examination shall be made during normal business hours at the place of business of DOW. The information provided as a result of any such examination shall be maintained in confidence on the terms specified in Article V. The fees and expenses of such an audit shall be borne by DIVERSA, unless such audit discloses an underpayment of more than [*****] of the amount due under this License. In such case, DOW shall bear the full cost of such audit. If any such audit shows any underpayment or overcharge, a correcting payment or credit against future royalties shall be made. Any payment required from DOW to DIVERSA from such audit shall be made within [*****] of DIVERSA's receipt of the auditors' statement. [*****].

3.14 Withholding Tax Payments - If any taxes for DIVERSA's account,
     ------------------------
     withholding or otherwise, are levied by any taxing authority in the Territory in connection with the receipt by DIVERSA of any amounts payable under Article III of this License according to any tax treaty or agreement between the United States and any country in the Territory, then DOW shall have the

                                      11     * Confidential Treatment Requested
     right to pay such taxes to the local tax authorities and the payment to DIVERSA shall be the [*****], together with

            (a)  [*****],
            (b)  [*****], and
            (c)  [*****], and
            (d)  [*****].



                                  ARTICLE IV

                                 PATENT RIGHTS
                                 -------------

4.1   DIVERSA to Maintain Patent Rights - DIVERSA shall [*****] be responsible
      ---------------------------------
      at its own cost and expense for prosecuting the patent applications in Patent Rights for maintaining and extending those Patent Rights for the term of this License. DIVERSA shall use good faith efforts to prosecute, issue and maintain all Patent Rights.

      DIVERSA shall supply DOW with a copy of all Patent Rights applications, their published texts, and issued patents. Where available a translation into English shall be provided.

4.2   Joint Patent Rights -
      -------------------
      In those instances where joint inventors (as defined by 35 U.S.C. et seq.) between DOW (or its Affiliate) and DIVERSA (or its Affiliate) result in a patentable invention, then DOW and DIVERSA shall mutually determine, using their good faith efforts:
            (a)  whether DOW or DIVERSA shall file a patent application;
            (b) whether the patent application has joint ownership and joint claim structure; and
            (c) which Party should prosecute the patent application and pay the annuities.

      Thus DOW shall have joint ownership rights to such Joint Patent Rights in accord with Article II. If either Party desires exclusive rights to Joint Patent Rights, then such Party must notify the other and both Parties shall negotiate in good faith. Should such joint inventorship arise, then the Parties shall discuss in good faith how the costs are shared, which Party should file the Joint Patent Rights, where the Joint Patent Rights should be

                                      12   * Confidential Treatment Requested
      filed, and, if term extension or restoration is available, who should extend the patent. [*****].

      Each Party shall supply the other Party with a copy of all joint patent applications, their published texts, and issued patents included in the Joint Patent Rights under its control and their official actions and shall advise the other Party on the content of any responses. Where available a translation into English shall be provided.

4.3   Notice of Patent Lapse of Patent Rights and Joint Patent Rights -
      ---------------------------------------------------------------
      DIVERSA shall promptly advise DOW of the grant, lapse, nullification, revocation, surrender, or invalidation of any of the Patent Rights and Joint Patent Rights under its control at least in advance of any abandonment to enable DOW to assume that prosecution, at DOW's expense, should DOW not agree to such abandonment. If under these facts, DOW succeeds in issuing the Patent, then patent costs shall be credited against royalty payments. DOW shall promptly advise DIVERSA of the grant, lapse, nullification, revocation, surrender, or invalidation of any of the Joint Patent Rights under its control at least in advance of any abandonment to enable DIVERSA to assume that prosecution, at DIVERSA's expense, should DIVERSA not agree to such abandonment.

4.4   Validity, Non-Infringement - DIVERSA [*****] that [*****] of [*****] do
      --------------------------
      not fall within the scope of Third Party patents or the industrial property rights of a Third Party. However, to the best of DIVERSA's knowledge, information and belief, that [*****], the [*****] for the [*****] does not fall within the scope of Third Party patents which are not owned or licensed by DIVERSA.

4.5   Disclaimer of Warranties as to Patent Rights - Other than as stated in
      --------------------------------------------
      Section 4.4, DIVERSA makes no representation that the inventions covered in any Patent Rights are patentable or that the Patent Rights are or will be valid or enforceable, nor does DIVERSA warrant or represent that the exercise of the rights licensed hereunder is free of infringement of patent rights of Third Parties.

4.6   Hold Harmless - [*****] agrees to hold [*****] harmless for [*****] under
      -------------
      [*****]

                                      13     * Confidential Treatment Requested
      which may be [*****] under this License so long as this License is in effect and is not terminated.

4.7   Cooperation - DIVERSA and DOW shall use good faith efforts to cooperate
      -----------
      with respect to any issues that concern the development of the [*****] under this License. [*****]. DIVERSA shall promptly inform DOW of [*****].

4.8 Patent Rights Issues - DOW [*****] owes DIVERSA under Article III for Royalty Bearing Products made using Licensed Products [*****]. DIVERSA agrees that it [*****].


4.9   Country list for Global Filing Issues - DIVERSA shall file all Patent
      -------------------------------------
      Rights at least in the US and PCT [*****].

4.10  DOW technology and patents - DOW may develop and patent technology [*****]
      --------------------------
      or [*****] during this License. [*****].


                                   ARTICLE V

                                CONFIDENTIALITY
                                ---------------

5.1   Efforts - Each Party shall use good faith efforts to retain in confidence
      -------
      and not disclose to any Third Party each other's Confidential Information

                                   14        * Confidential Treatment Requested
      disclosed pursuant to the terms of this License. Such "good faith efforts" shall mean the same degree of care, but no less than a reasonable degree of care, as the receiving Party uses to protect its own Confidential Information of a like nature. All Confidential Information initially received in a non-written form shall be reduced to writing within [*****] by the disclosing Party and such writing provided to the receiving Party. The receiving Party shall not be obligated if such writing is not received timely. DOW shall continue to use the same good faith efforts with respect to the DIVERSA Confidential Information already in its possession under the Agreement. Each Party may use Confidential Information of the other Party only to the extent required to accomplish the purposes of this License.

5.2 Notwithstanding the provisions of Section 5.1, if the receiving Party becomes legally compelled to disclose any of the disclosing Party's Confidential Information, the receiving Party shall promptly advise the disclosing Party of such required disclosure in order that the disclosing Party may seek a protective order confidential treatment or such other remedy as the disclosing Party may consider appropriate in the circumstances. The receiving Party shall disclose only that portion of the Confidential Information which it is legally required to disclose. Such a disclosure shall not release the receiving Party with respect to the Confidential Information so disclosed except to the extent of permitting the required disclosure.

5.3   Disclosure to Affiliates, Contractors - DOW may disclose Confidential
      -------------------------------------
      Information to its Affiliates, sublicensees, consultants, contractors (parties under contract with DOW for the custom manufacturing or shipping of Royalty Bearing Product or obtention of registration in the Territory), as may be necessary to exercise the rights granted hereunder and to register and prepare for commercialization of Royalty Bearing Product, and to commercialize Royalty Bearing Product under this License, under conditions of confidentiality at least as stringent as those set out in
      Article V.

5.4   Survival of Confidentiality - Termination of this License for any reason
      ---------------------------
      shall not relieve the Parties of their obligations under Article V. The provisions of Article V shall survive termination of this License for [*****] years.

                                      15      * Confidential Treated Requested

                                  ARTICLE VI

                                  ASSIGNMENT
                                  ----------

6.1   DOW - DOW shall have the right to assign its rights in this License
      ---
      (or any part hereof) to an Affiliate: provided, however, that DOW shall continue to be responsible for the obligations of any such Affiliate. DOW may assign its rights hereunder in connection with the transfer or sale of all or substantially all of the business of DOW to which this License relates, whether by merger, sale of stock, sale of assets or otherwise.


6.2   DIVERSA - DIVERSA shall have the right to assign its rights in this
      -------
      License (or any part hereof) to an Affiliate: provided, however, that DIVERSA shall continue to be responsible, using its reasonable best efforts, for the obligations of any such Affiliate, including honoring the terms of this License. DIVERSA may assign its rights hereunder in connection with the transfer or sale of all or substantially all of the business of DIVERSA to which this License relates, whether by merger, sale of stock, sale of assets or otherwise.


                                  ARTICLE VII

                        THIRD PARTY INFRINGEMENT CLAIMS
                        -------------------------------

7.1   Defense of Third Party Patent Claims - If a claim is brought by a
      ------------------------------------
      Third Party that the [*****] of a [*****] in the [*****] (regardless of [*****]) infringes a patent of such Third Party, DOW will give prompt written notice to DIVERSA of such claim if it concerns Patent Rights or Joint Patent Rights. [*****].

7.2   [*****] Decisions - From the [*****] and using [*****], [*****].
      -----------------
      Specifically, DIVERSA and DOW [*****]:

                                      16     * Confidential Treatment Requested

      (a)  [*****];
      (b)  [*****];
      (c)  [*****].

7.3   Third Party License - The Parties shall use their good faith efforts
      -------------------
      (either individually or together) to [*****]. As of the [*****], DIVERSA is not aware of the need for any such Third Party license .


                                 ARTICLE VIII

                        PATENT ENFORCEMENT & LITIGATION
                        -------------------------------

8.1   Prosecution by DIVERSA -
      ----------------------

      8.1.1 DIVERSA, at its sole discretion, may take action on its own behalf and expense to institute any action or proceeding by reason of infringement of any of the Patent Rights related to [*****]. If either Party learns of any infringement of Patent Rights by a Third Party, it shall promptly notify the other Party. DIVERSA shall have the first right, at its own expense, to prosecute all litigation against a Third Party infringer. DOW shall provide all reasonable cooperation, including [*****], required to prosecute such litigation. DOW shall be consulted concerning the litigation. DIVERSA gets to [*****].

      8.1.2 If the possible infringement concerns a [*****] for the [*****] that is [*****], then DIVERSA shall [*****] and removal from the market place of all infringing

                                      17     * Confidential Treatment Requested

               Third Party products. DIVERSA will bear the costs and shall be entitled to any recovery obtained from such litigation, settlement or compromise thereof. If DIVERSA elects not to take action for such infringement, then DOW may do so at DOW's expense and shall be entitled to any recovery obtained from such litigation, settlement or comprise thereof and DOW retains all damages received.

       8.1.3 If the infringement of the [*****] is in areas that are [*****], then DIVERSA shall [*****].

       8.1.4 If a Patent Right is finally declared invalid or unenforceable in a judicial or administrative proceeding from which no appeal is or can be taken, then from and after that date with respect to that Patent Right in that country of the [*****], [*****]. If no other Patent Right is providing protection in that country of the [*****], then [*****].

8.2    Neither Party Defends - If neither DIVERSA nor DOW will defend the Patent
       ---------------------
       Rights in a particular country in the Territory, then for that Patent Rights in that country the royalty under Article III is [*****].

8.3    Joint Patent Rights Suits - If the litigation concerns Joint Patent
       -------------------------
       Rights, then both DIVERSA and DOW shall mutually work together and [*****].

8.4    Settlement - Any settlement of an infringement suit, whether brought by
       ----------
       DOW or by DIVERSA, shall be [*****].

8.5    Cooperation - Each Party shall cooperate with the other Party to the
       -----------
       extent reasonably requested in any legal action:
       (i)      brought by a Third Party against one Party; or
       (ii)     brought by a Third Party against both Parties; or
       (iii) taken against a Third Party by either Party regarding Patent Rights or Joint Patent Rights in the [*****] in the [*****], and each Party shall have the right to participate in any defense, compromise or settlement to the extent that, in its judgment, it may be prejudiced thereby.

                                      18     * Confidential Treatment Requested

       In addition, DOW shall not settle any claim or suit in any manner that shall adversely affect any Patent Rights or Joint Patent Rights, require any payment by DIVERSA or reduce the royalty due to DIVERSA hereunder without the prior written consent of DIVERSA.

                                  ARTICLE IX

                   EXPORT CONTROL AND GOVERNMENT REGULATIONS
                   -----------------------------------------


9.1    Compliance by DIVERSA - DIVERSA agrees to comply with all governmental
       ---------------------
       regulations for shipping [*****] Enzyme, [*****], to DOW or any regulation for safety of the [*****].

9.2    Compliance by DOW - DOW agrees to comply with all necessary United
       -----------------
       States, European and other country's governmental regulations in the [*****] with respect to export of [*****] and any [*****]. DOW agrees to not export or re-export any [*****] or [*****] received from DIVERSA or the [*****] to any prohibited country listed in the U.S. Export Administration Regulations (15 C.F.R. (S)700 et seq.) unless properly authorized by the U.S. Government.

9.3    Clearances - DOW agrees to obtain all necessary clearances from any
       ----------
       government in the [*****] for export or re-export with respect to the [*****] or [*****].


                                   ARTICLE X

                     PRODUCT LIABILITY AND INDEMNIFICATION
                     -------------------------------------


10.1   Indemnity by DIVERSA - DIVERSA shall indemnify and hold DOW, its agents,
       --------------------
       directors, officers, employees and Affiliates harmless from and against any and all liabilities, claims, demands, damages, costs, expenses or money judgments (including reasonable attorneys' fees and expenses) incurred by or rendered against any of them for personal injury, sickness, disease or death or property damage which directly arise out of:
       (a)  the [*****]; or


                                      19     * Confidential Treatment Requested

       (b)  the [*****]; or
       (c)  [*****];
       provided, however, that [*****]. However,
            (i)   [*****]; and
            (ii)  [*****].


10.2   Indemnity by DOW - DOW shall defend, indemnify and hold DIVERSA and its
       ----------------
       Affiliates, and their respective agents, directors, officers, and employees harmless from and against any and all losses, liabilities, claims, demands, damages, costs, expenses or money judgments (including reasonable attorneys' fees and expenses) incurred by or rendered against any of them for personal injury, sickness, disease or death or property damage which arise out of
        (i)     the [*****]; or
        (ii)    the [*****]; or
        (iii)   the [*****];

       provided, however, that [*****]. However,
       (i)      [*****]; and
       (ii)     [*****].

                                      20      * Confidential Treatment Requested

                                  ARTICLE XI

                            WARRANTY AND DISCLAIMER
                            -----------------------


11.1   Belief of Accuracy - DIVERSA represents that the [*****] and any
       ------------------
       [*****] transferred or provided to DOW hereunder are believed to be accurate and complete as of their then current status at DIVERSA at the date when the [*****] is added to Appendix [*****] or as of the [*****] and that DIVERSA's interpretations and conclusions drawn therefrom were made in good faith and in the exercise of DIVERSA's scientific judgment as of the dates of the documents contained therein, and that to the best of DIVERSA's knowledge, data subject to regulations is in compliance with such regulations.

11.2   Reliance - DOW represents that it will be solely relying on [*****] of
       --------
       the [*****] and the [*****] hereunder and on [*****] in using the [*****] of [*****].

11.3   Mutual Representations - DIVERSA and DOW each represents and warrants as
       ----------------------
       follows:

       11.3.1  Organization - It is a corporation duly organized, validly
               ------------
               existing and is in good standing under the laws of the jurisdiction of its incorporation, is qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the performance of its obligations hereunder requires such qualification and has all requisite power and authority, corporate or otherwise, to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this License.

       11.3.2  Authorization - The execution, delivery and performance by it of
               -------------
               this License have been duly authorized by all necessary corporate action and do not and will not: (a) require any consent or approval of its stockholders or (b) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or any provision of its charter documents.

       11.3.3  Binding Agreement - This Agreement is a legal, valid and binding
               -----------------
               obligation of it, enforceable against it in accordance with its terms and conditions.


                                      21      * Confidential Treatment Requested

       11.3.4  Warranty Disclaimer - EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN
               -------------------
               THIS License, NEITHER Party MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY Confidential Information, Patent Rights, Know-How, [*****] Enzymes, Licensed [*****], OR OTHER TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS License AND HEREBY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR VALIDITY OF TECHNOLOGY OR PATENT CLAIMS, ISSUED OR PENDING, WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

       11.3.5  Limited Liability - EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER
               -----------------
               DIVERSA NOR DOW WILL BE LIABLE TO THE OTHER PARTY WITH RESPECT TO ANY SUBJECT MATTER OF THIS License UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (i) ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS OR (ii) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES.



                                  ARTICLE XII

                             TERM AND TERMINATION
                             --------------------


12.1   Term - Unless terminated under the provisions of this Article XII, this
       ----
       License shall continue in full force and effect until the [*****], subject to the survivorship clause Section 12.7.

12.2   [*****].

                                      22      * Confidential Treatment Requested

12.3   Termination by DOW - DOW may surrender and terminate this License on
       ------------------
       three (3) months written notice to DIVERSA, either for [*****] or this License as a whole. DOW will disclose to DIVERSA its reasons for any such termination. It is understood that [*****].

12.4   Termination by DIVERSA - DIVERSA shall have the further right to
       ----------------------
       terminate this License immediately, but separately on [*****], on written notice to DOW if:
       (a) DOW shall cease to carry on business or a receiver shall be appointed to DOW's assets; or
       (b) DOW fails to meet any of its payments in accord with Article III; however, DOW shall be entitled to a period of [*****] from the delivery of a notice of failure to pay in which to remedy or to undertake to remedy the same; or
       (c) DOW breaches any material provision (e.g., Sections 2.2 and 2.4) of this License and has not cured such breach within [*****] after written notice thereof by DIVERSA.

12.5   On Termination - DOW shall, upon termination of this License by DIVERSA
       --------------
       under Section 12.4, termination by DOW under Section 12.3, or termination by either Party under Section 12.8:
       (a)    pay to DIVERSA all payments and royalties due or accrued at the termination date within [*****] after termination; and
       (b)    make no further use of any kind of any and all Know-How and
              Confidential Information of DIVERSA disclosed hereunder by DIVERSA, except to the extent such information has become public knowledge other than through fault of DOW, and make no further use of the surviving Patent Rights.

12.6   Effect of Termination.
       (a) Upon termination of this License, all rights to the DIVERSA Intellectual Property as defined in the Agreement shall revert to DIVERSA; and
       (b) Within [*****] following the termination of this License, but separately on [*****], each party shall return to the other Party, or destroy, upon the written request of the other Party, any and all Confidential Information of the other Party in its possession; and
       (c) Expiration or termination of this License shall not relieve the Parties of any obligation accruing prior to such expiration or termination.


                                      23     * Confidential Treatment Requested

12.7   Survival of [*****] - On termination of this License: the [*****]
       -------------------
       confidentiality set forth in Article V shall survive for the time stated therein; Export Control compliance set forth in Article IX shall survive; and the indemnification [*****] set forth in Article X and third party infringement claims set forth in Article VII shall also survive as to all claims or actions arising from events which occurred before termination.
       Article XIV shall survive termination of this License so long as any disputes arising prior to such termination exist.

12.8   Bankruptcy - If either Party (the "Insolvent Party") files for protection
       ----------
       under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a voluntary petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within [*****] of the filing thereof, then the other Party may, at its sole election upon notice to the Insolvent Party, terminate this License by written notice under Section 15.1.

       All rights and licenses granted under or pursuant to this License shall be deemed to be, for purposes of Section 365(n) of the US Bankruptcy Code, licenses or rights to "intellectual property" as defined under
       Section 101(52) of the US Bankruptcy Code. The Parties agree that each Party, as a licensee of such rights under this License, shall retain and may fully exercise all of its rights and elections under the US Bankruptcy Code, subject to performance by the licensee of its preexisting obligations under this License.


                                 ARTICLE XIII

                                 FORCE MAJEURE
                                 -------------

13.1   Event of Force Majeure - In the event that performance under this
       ----------------------
       License, or any obligation hereunder, is hindered, delayed or prevented by reason of acts of God, strikes, lockouts, labor troubles, intervention of any governmental authority, fire, riots, insurrections, invasions, war or other reason of similar nature beyond the reasonable control of the Party and are without its fault or negligence, then performance of that act shall be excused for the period of the delay and the period for the performance of that act shall be extended for an equivalent period.

13.2   Notification.  Upon occurrence of an event of force majeure, the
       -------------
       affected Party shall promptly notify the other Party in writing, setting forth the nature of the occurrence, its expected duration and how that Party's performance is affected.


                                      24    * Confidential Treatment Requested

       The affected Party shall resume the performance of its obligations as soon as practicable after the force majeure event ceases.



                                  ARTICLE XIV

                              DISPUTE RESOLUTION
                              ------------------


14.1   Choice of Law - This License shall be governed by the laws of the State
       -------------
       of [*****], excepting its conflict of laws principles, in all respects of validity, construction and performance, except that all questions concerning the construction, validity, coverage or infringement of Patent Rights or Joint Patent Rights shall be decided in accordance with the patent law of [*****].

14.2   Disputes - Both Parties shall make good faith efforts to resolve any
       --------
       questions concerning construction and performance under this License, [*****], by:

       14.2.1 Notice, contact and negotiation, all proceedings and documents in English, between the Parties listed under Article 15.1 within [*****] from the date of the notice by negotiation either by telephone or by meeting in [*****]; and

       14.2.2 If unsuccessful under Article 14.2.1, then senior executive management with settlement authority and counsel of DOW and DIVERSA shall meet at a mutually agreeable location within [*****] from a date of notice that Article 14.2.1 failed to resolve the issues. Counsel shall present the legal and factual arguments to such executives in English, with supporting evidence if necessary, and resolution by these executives is expected within [*****], which may be reduced to writing in English as an amendment to this License; and

       14.2.3    If such executives have not met or resolved the issues under
                 Article 14.2.2, then within [*****] from the date of the notice under Article 14.2.1, the Parties shall submit the issues to mediation in [*****], in English, in accordance with the Rules of the American Arbitration Association ("AAA"), which may be modified by the Parties, and judgment shall not be binding. The Parties agree that the following procedures shall be adhered to even though they may, in part, not be in full conformance with said Rules:

                 (a) [*****] Mediators shall be selected from a list of at least [*****] arbitrators selected by the AAA composed of counsel with


                                      25     * Confidential Treatment Requested
               chemistry, molecular biology or pharmaceutical expertise who are practicing or retired partners in law firms or in-house corporate counsel not affiliated with the Parties with at least [*****] of experience in law and knowledge of the pertinent laws of any country relevant to the dispute. The mediation proceedings and reports shall be in English. The time from the beginning of submission for mediation and conclusion of any oral or written proceedings shall not exceed [*****]; and

          (b) Limited discovery to only that which each Party has a substantial, demonstrable need, and shall be conducted in the most expeditious and cost-effective manner. The Mediators shall resolve any issues with regard to the discovery. Decision by the Mediators shall be given in writing within [*****] from the end of oral proceedings; and

          (c) The decision by the Mediators is binding, but should either Party then need to have a Court of competent jurisdiction for the Parties enforce the decision, either Party may introduce into court the decision reached by Mediation with its supporting evidence.


                                  ARTICLE XV

                                    NOTICES
                                    -------


15.1  Official - Any notice, request or communication specifically provided for
      --------
      or permitted to be given under this License must be in writing and may be delivered by hand delivery, overnight courier service, or electronic transmission such as facsimile, and shall be deemed effective as of the time of actual delivery thereof to the addressee. For purposes of notice the addresses of the Parties shall be as follows:

      If to DIVERSA:

              Diversa Corporation
              10665 Sorrento Valley Road
              San Diego, California 92121

                   Attention:  [*****]


                                      26     * Confidential Treatment Requested

                  [*****]


      With a copy to:

              Diversa Corporation
              10665 Sorrento Valley Road
              San Diego, California 92121

                   Attention:  [*****]


     If to DOW:

              [*****]

                   Attention:  [*****]

                                      27      * Confidential Treatment Requested

15.2  Development Issues - For purposes of commercial development reporting, the
      ------------------
      addresses of the Parties shall be as follows:


      If to DIVERSA:

            Diversa Corporation
            10665 Sorrento Valley Road
            San Diego, California 92121

                   Attention:  [*****]


     If to DOW:

            [*****]

                   Attention:  [*****]



                                  ARTICLE XVI

                           MISCELLANEOUS PROVISIONS
                           ------------------------


16.1  Amendments - This License may be amended only in writing executed by both
      ----------
      Parties.

16.2  Entirety of Agreement - This License together with the Agreement sets
      ---------------------
      forth the entire agreement and understanding between the Parties hereto with respect to the commercialization of Royalty Bearing Products in the Territory.

16.3  Severability - If any term or provision under this License is deemed
      ------------
      invalid under the laws of a particular country or jurisdiction, the invalidity shall not invalidate

                                      28      * Confidential Treatment Requested
      the whole License but it shall be construed as if not containing that particular term or provision and the rights and obligations of the Parties shall be construed and enforced accordingly. The Parties shall negotiate in good faith a substitute provision in compliance with the law to as nearly as possible retain the Parties intent in legally valid language.

16.4  Waivers, Cumulative Remedies - A waiver by either Party of any term or
      ----------------------------
      condition of this License in any one instance shall not be deemed construed to be a waiver of such term or condition for any similar instance in the future or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this License shall be cumulative and none of them shall be a limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

16.5  Headings - Headings in this License are included herein for ease of
      --------
      reference and shall not affect the meaning of the provisions of this License, nor shall they have any other legal effect.

16.6  Other Documents - Each Party agrees to execute such additional papers or
      ---------------
      documents in customary legal form and to make such governmental filings or applications as may be necessary or desirable to effect the purposes of this License and carry out its provisions.

16.7  Publicity - Neither DOW nor DIVERSA shall make the financial terms of this
      ---------
      License public, except as required by law or by mutual consent. Either Party may make such disclosure of the existence of this License to its attorneys, advisors, investors, prospective investors, leaders and other financing sources, under circumstances that reasonably ensure confidentiality. In the event that a filing of a copy of this License with the US Securities and Exchange Commission is required, then DIVERSA shall seek confidential treatment of information considered confidential by DOW and shall redact the financial and as much other information as possible.

      Any press release or publicity of this License shall be reviewed and approved by both Parties prior to any release. It is expected that a Q&A outline for use in responding to inquires about this License shall be prepared and used by both Parties. Thereafter both Parties may disclose the information contained in such press release and Q&A outline without the need for further approval. In no event shall the financial terms of this License be publicly disclosed, except as note in the first paragraph of Section 16.7.

      In addition, DIVERSA may make public statements regarding the Licensed Products by announcing in general terms that DOW has exercised its license to them.

16.8  Interpretation - DOW and DIVERSA acknowledge and agree that: (i) each
      --------------
      Party and its counsel reviewed and negotiated the terms and provisions of this License and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this License; and (iii) the terms and provisions of the License shall be construed fairly as to all Parties hereto and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this License.

16.9  Counterparts - This License may be executed simultaneously in two (2) or
      ------------
      more counterparts, each of which shall be deemed an original.

16.10 No Agency or Partnership - Nothing contained in this License shall give
      ------------------------
      either Party the right to bind the other Party, or be deemed to constitute either Party as an agent for the other Party or as a partner with the other Party or any Third Party.

IN WITNESS WHEREOF, the Parties have caused this License to be executed in duplicate originals as of the last signature date below, by their duly authorized representatives. This License is intended to be signed concurrently with the Agreement and shall not be effective until the Agreement has also been executed by both Parties. Such License may be subject to management and/or Board approval by each Party. Upon signature such Board approval is indicated to have been obtained.


DIVERSA CORPORATION                          THE DOW CHEMICAL COMPANY


By /s/ Jay M. Short, PhD                     By /s/ Fernand Kaufmann
   ------------------------                     ------------------------

Name   Jay M. Short, PhD                     Name  Fernand Kaufmann

Title  Chief Executive Officer                     Title  Vice President
                                                   New Businesses and Strategic
Development

Date  7/20/99                                Date  7/22/99
     ----------------------                       ----------------------

                                 Appendix [*]
                                    [*****]







                                              * Confidential Treatment Requested


                                 Appendix [*]
                                    [*****]







                                              * Confidential Treatment Requested

                                 Appendix [*]
                                    [*****]







                                              * Confidential Treatment Requested

                                  Appendix [*****]
                                  ----------------

                                    [*****]

            Title/Subject                                           Filing Date                        Serial No.
-------------------------------------------------------------------------------------------------------------------------
 [*****]                                                            [*****]                            [*****]
-------------------------------------------------------------------------------------------------------------------------
 [*****]                                                            [*****]                            [*****]
-------------------------------------------------------------------------------------------------------------------------
 [*****]                                                            [*****]                            [*****]
-------------------------------------------------------------------------------------------------------------------------
 [*****]                                                            [*****]                            [*****]
-------------------------------------------------------------------------------------------------------------------------
 [*****]                                                            [*****]                            [*****]
-------------------------------------------------------------------------------------------------------------------------
 [*****]                                                            [*****]                            [*****]
-------------------------------------------------------------------------------------------------------------------------
 [*****]                                                            [*****]                            [*****]
-------------------------------------------------------------------------------------------------------------------------
 [*****]                                                            [*****]                            [*****]
-------------------------------------------------------------------------------------------------------------------------
 [*****]                                                            [*****]                            [*****]
-------------------------------------------------------------------------------------------------------------------------
 [*****]                                                            [*****]                            [*****]
-------------------------------------------------------------------------------------------------------------------------

                                              * Confidential Treatment Requested

                                 Appendix [*]
                                    [*****]






                                              * Confidential Treatment Requested

                                 Appendix [*]
                                   [*****]






                                              * Confidential Treatment Requested

                                 Appendix [*]
                                    [*****]






                                              * Confidential Treatment Requested

                               Appendix [*****]

                                    [*****]



[*****]:

[*****]:

     .    [*****].

     .    [*****].

     .    [*****].

                                              * Confidential Treatment Requested

                                 Appendix [*****]
                                 ----------------

[*****]


[*****].

"[*****]" [*****].
 -------

"[*****]" [*****].
 -------

"[*****]" [*****].
 -------

"[*****]" [*****].
 -------

"[*****]" [*****]
 -------

                                              * Confidential Treatment Requested

[*****].

"[*****]" [*****].

[*****].

                                    [*****]

[*****]

[*****]. [*****];

(a) [*****]; or

(b) [*****].

[*****].

[*****]. [*****].






                                              * Confidential Treatment Requested

[*****]

[*****] [*****]
-------

[*****]

[*****]

[*****]



[*****]


[*****] [*****]
-------

[*****]

     (a) [*****]

     (b) [*****]

[*****]

[*****] [*****]
-------





                                              * Confidential Treatment Requested

                                 Appendix [*]
                                    [*****]


                                    OPTION


                           THE DOW CHEMICAL COMPANY

                                      AND

                        RECOMINBANT BIOCATALYSIS, INC.

                                               *Confidential Treatment Requested

                               TABLE OF CONTENTS



     ARTICLE/APPENDIX                            TITLE                            PAGE NUMBER
--------------------------------------------------------------------------------------------------
            1                                 DEFINITIONS                              2
-------------------------------------------------------------------------------------------------
            2                               GRANT OF OPTION                            5
-------------------------------------------------------------------------------------------------
            3                               OPTION PAYMENTS                            6
-------------------------------------------------------------------------------------------------
            4                         ENZYME USE AND RESEARCH PLAN                     8
--------------------------------------------------------------------------------------------------
            5                               LICENSE TERMS                             10
--------------------------------------------------------------------------------------------------
            6                               PATENT RIGHTS                             13
--------------------------------------------------------------------------------------------------
            7                              CONFIDENTIALITY                            15
--------------------------------------------------------------------------------------------------
            8                U.S. EXPORT CONTROL AND GOVERNMENT LICENSES              17
--------------------------------------------------------------------------------------------------
            9                        WARRANTY, DISCLAIMER, GUARANTEE                  17
--------------------------------------------------------------------------------------------------
           10                              TERM AND TERMINATION                       18
--------------------------------------------------------------------------------------------------
           11                                  FORCE MAJEURE                          20
--------------------------------------------------------------------------------------------------
           12                                    NOTICES                              20
--------------------------------------------------------------------------------------------------
           13                                   ASSIGNMENT                            22
--------------------------------------------------------------------------------------------------
           14                                   LIABILITY                             23
--------------------------------------------------------------------------------------------------
           15                           MISCELLANEOUS PROVISIONS                      23
--------------------------------------------------------------------------------------------------
            A                               LETTER OF INTENT                           A
--------------------------------------------------------------------------------------------------
            B                                JOINT PATENTS                             B
--------------------------------------------------------------------------------------------------
            C                                   PATENTS                                C
--------------------------------------------------------------------------------------------------
            D                                RESEARCH PLAN                             D
--------------------------------------------------------------------------------------------------
            E                          CONFIDENTIALITY AGREEMENT                       E
--------------------------------------------------------------------------------------------------

                                OPTION AGREEMENT
                                ----------------

THIS option agreement (hereinafter "OPTION") is made between THE DOW CHEMICAL COMPANY (hereinafter "DOW" or a "Party"), a corporation duly formed and existing under the laws of the State of Delaware, having a place of business at 2030 Dow Center, Midland, Michigan 48674, United States of America, and Recombinant BioCatalysis Inc. (hereinafter "RBI" or a "Party"), a corporation duly formed and existing under the laws of Delaware, having a place of business at 10665 Sorrento Valley Road, San Diego, CA 92121;

WITNESSETH:

WHEREAS, DOW possess [*****]; and

WHEREAS, DOW has proprietary rights in this [*****] and desires that the [*****]; and

WHEREAS, RBI desires to undertake the further evaluation of this [*****] under the terms of this OPTION and, if RBI is able to [*****], RBI is willing to grant DOW an exclusive or non-exclusive license to such [*****]

WHEREAS, DOW desires to obtain an exclusive or non-exclusive, global license to this [*****] and

WHEREAS, RBI desires to supply DOW with such [*****]

NOW, THEREFORE, DOW and RBI, in consideration of the mutual covenants contained herein, agree as follows:

ARTICLE 1 - DEFINITIONS
-----------------------
When used in this OPTION, the following terms shall have the meanings set out below, unless the context requires otherwise. The singular shall be interpreted as including the plural and vice versa, unless the context clearly indicates otherwise.

1.1 "AFFILIATE" means a corporation or any other entity that at any time during the term of this OPTION directly or indirectly through one or more intermediaries is CONTROLLED by the designated Party, but only for so long as the relationship exists. A corporation or other entity shall no longer be an AFFILIATE when through loss, divestment, dilution or other reduction of a Party's ownership, the Party loses CONTROL of such corporation or other entity.

1.2 "CANDIDATE ENZYMES" means those ENZYMES which meet the criteria of [*****] [*****].



                                       2      * Confidential Treatment Requested

1.3 "CDA" means a Confidential Disclosure Agreement between the Parties effective August 27, 1996 a copy attached hereto as Appendix E.

1.4 "CONFIDENTIAL INFORMATION" means any proprietary information of a Party that is submitted to the other Party hereunder, including, but not limited to PATENTS, JOINT PATENTS, ENZYME sample of ENZYME TECHNOLOGY, the FIELD, financial terms of this OPTION, business information of RBI or DOW and business development plans for an ENZYMES.

1.5 "CONTROL" or "CONTROLLED" shall mean, in the case of a corporation, ownership or control, directly or indirectly, of more than [*****] of the shares of stock entitled to vote for the election of directors and, in the case of an entity other than a corporation, ownership or control, directly or indirectly, of more than [*****] of the assets or the ability in the case of either a corporate or non-corporate entity to direct the management and affairs of such entity.

1.6  "EFFECTIVE DATE" means [*****]

1.7 "ENZYME" means any [*****] for use under this OPTION in the FIELD, including TECHNOLOGY such as its [*****] when done by RBI.

1.8  [*****] ENZYMES" means those ENZYMES which meet the criteria of [*****]

1.9  "FIELD" means the use of ENZYME [*****]

1.10 [*****] ENZYMES" means those ENZYMES which meet the criteria of [*****]

1.11 [*****] means the agreement signed between DOW and RBI, [*****] a copy attached hereto for reference as Appendix A.



                                       3      * Confidential Treatment Requested

1.12 "LICENSE" means a license agreement contemplated under Section 5.2 to be granted by RBI to DOW if, by [*****], DOW notifies RBI in writing of its desire to exercise its rights to obtain a license.

1.13 "JOINT PATENTS" means those PATENTS in the FIELD which are jointly owned by and have claims present by employees of both DOW and RBI during the term of this OPTION and, if they exist, shall be listed in Appendix B, which shall be reviewed and updated [*****] to be attached hereto and made a part hereof.

1.14 "OPTION TERM" means until [*****] for an [*****] LICENSE and until [*****] for a [*****] LICENSE, unless extended in writing by the Parties.

1.15 "PATENTS" means all patent applications and patents to which RBI has rights which claim [*****] to the ENZYME made by RBI (or other inventions, including but not limited to, apparatus, made by RBI in the course of performing work under the RESEARCH PLAN) during this OPTION TERM, together with any continuations, continuations-in-part, divisions, reissues, registrations, confirmations, patents-of -addition, and extensions of the foregoing, which claims cover the preparation, use or per se ENZYME in the TERRITORY, which shall be listed in Appendix C (such patents to be mutually agreed upon to be listed if regarding other inventions), to be attached hereto and made a part hereof, and reviewed and updated [*****]

1.16 [*****] ENZYMES" means those ENZYMES which meet the criteria of exhibiting at least [*****]

1.17 "RESEARCH PLAN" means a mutually agreed upon plan for RBI to perform research activities to [*****] ENZYME for commercial use to achieve TARGET ACTIVITY in the FIELD during the OPTION TERM in accord with Appendix D, attached hereto and made a part hereof.

1.18 "SIGNATURE DATE" means the date of the last signature of the Parties to this OPTION.

1.19 "TARGET ACTIVITY" refers to the Milestone [*****] target for the [*****] It is determined at the [*****] and projected from the Milestone 2 data to be sufficient for a [*****] It is defined in terms of [*****]



                                       4      * Confidential Treatment Requested

1.20 "TECHNOLOGY" means data for ENZYME, including for example [*****] [*****] and process to make them

1.21 "TERRITORY" means the [*****]

ARTICLE 2 - GRANT OF OPTION
---------------------------
2.1  Grant of OPTION - RBI hereby grants to DOW, and DOW hereby accepts either:
     ---------------
        (1) [*****] right during the OPTION TERM to acquire [*****] LICENSE to make, have made, use, sell, import and have sold ENZYME(S) for the FIELD in the TERRITORY under the PATENTS, JOINT PATENTS and TECHNOLOGY and subject to Section 5.3; or

        (2) [*****] right during the OPTION TERM to acquire [*****] LICENSE to make, have made, use, sell, import and have sold ENZYME(S) for the FIELD in the TERRITORY under the PATENTS, JOINT PATENTS and TECHNOLOGY and subject to Section 5.3.

     Whether (1) or (2) above is selected is solely DOW's choice during the OPTION TERM.

2.2  Reservation - DOW reserves for itself and its AFFILIATES the right to do
     -----------
     internal research on ENZYMES (excluding any [*****] to the ENZYMES made by RBI) within the FIELD during the OPTION TERM.

2.3  [*****]

2.4  Exercise of OPTION for LICENSE - DOW may exercise its rights under Section
     ------------------------------
     2.1 by providing written notice to RBI of its election under Section 2.1
     (1) or (2) on or before [*****]


ARTICLE 3 - OPTION PAYMENTS
---------------------------

3.1  Initial Payment for OPTION - Within [*****] from the EFFECTIVE DATE, DOW
     --------------------------
     shall pay RBI [*****]

3.2  Additional Payments during OPTION TERM - The further payments to RBI by DOW
     --------------------------------------
     are tied to the achievement of milestone technical events in accord with
     Article 4. DOW shall be invoiced [*****] prior to any payment due to RBI for each of these milestones. The payments for each milestone are:

     3.2.1  Milestone 1 - [*****] - [*****] if RBI is technically successful as
            ---------------------
            defined in Article [*****] [*****], if RBI accomplishes this Milestone 1 in less than [*****] from the date of receipt by RBI of [*****] from DOW;



                                       5      * Confidential Treatment Requested

     3.2.2  Milestone 2 - [*****] - [*****], payable within [*****] of receipt
            ---------------------
            by DOW of the ENZYME [*****] by DOW that RBI has provided DOW with [*****] (DOW shall use its reasonable good faith efforts to conclude such evaluation within [*****] CANDIDATE

            [*****] plus [*****] if RBI provides DOW with [*****] CANDIDATE
                     ----
            ENZYMES and/or [*****] ENZYME [*****] and

3.2.3       Milestone 3 - [*****]
            ---------------------
            (A) [*****] payable within [*****] of receipt by DOW of the ENZYME
                [*****] by DOW that RBI has provided DOW with [*****]plus
                                                                     ----
            (B) [*****] payable within [*****] of receipt by DOW of the ENZYME
                [*****] by DOW that RBI has provided DOW with [*****] ENZYME (for both (A) and (B) of this Section 3.2.3 DOW shall use its reasonable good faith efforts to conclude such evaluations [*****] of the ENZYMES), plus a bonus of -
                                         ----
                   (i) [*****] if either of the criteria for (B) [*****] ENZYME are met within [*****] from the EFFECTIVE DATE, plus
                                                                       ----
                   (ii)  [*****] if the [*****] ENZYME exceeds [*****] plus
                                                                       ----
                   (iii) [*****] if the [*****] ENZYME exceeds [*****]

     It is agreed that if any of these milestones categories in Section 3.2 is surpassed by an ENZYME providing performance at a higher category that the payments for those surpassed categories will still be made.

     The [*****]

     These payments are tied to performance under the RESEARCH PLAN described in
     Article 4.

3.3  Payments to RBI - All payments under this Article 3 are to be made to:
         Recombinant BioCatalysis, Inc. and sent by wire transfer to:



                                       6      * Confidential Treatment Requested

     Account Name: [*****]
     Federal ID No.: [*****]
     [*****]

ARTICLE 4 - ENZYME USE AND RESEARCH PLAN
----------------------------------------

4.1  RBI Obligations - RBI shall maintain sole physical control of the ENZYME
     ---------------
     which shall be treated as CONFIDENTIAL INFORMATION under the terms of
     Article 7 of this OPTION. RBI shall use any information provided to it by DOW solely to [*****] ENZYME in the FIELD. RBI shall provide a written report with a summary of the data to DOW on a [*****] basis or at a milestone achievement in accord with Section 4.3 in a [*****] whichever occurs first. (If clarification of a report is requested by DOW to more fully understand such report, then a meeting of respective personnel is permitted.) A final written report shall be provided of the results obtained by RBI on its [*****] efforts for the ENZYME, including its [*****] within [*****] at the end of the OPTION TERM or within
                                                          --
     [*****] upon termination.

4.2  Development Efforts - During the OPTION TERM, RBI shall perform research
     -------------------
     activities to [*****] the ENZYME to achieve TARGET ACTIVITY in the FIELD in a diligent manner as specified in Article 3 and described in detail in a RESEARCH PLAN. Such [*****] can be met by any manner acceptable to the Parties. The ENZYME is to be [*****] for commercial use in a manner agreed upon between the Parties. The RESEARCH PLAN may be amended by mutual, written consent of the Parties. However, either Party may terminate the research and this OPTION at any technical milestone specified in Section
     4.3 for any reason; but if RBI terminates, then DOW has [*****] to notify RBI whether DOW desires either [*****] LICENSE in accord with Section 2.1 for the ENZYME until that termination. If DOW terminates the research and this OPTION and any of the milestones beyond Milestone 1 have been achieved and completed in accord with each milestone requirement in accordance with
     Section 4.3, then RBI shall have the rights described in Section 5.2.3.

4.3  Milestones -
     ----------

     4.3.1  Milestone 1
            -----------

            DOW completes preliminary [*****] and defines general parameters for the ENZYME, [*****] and
                                ---

            RBI develops of a suitable [*****]

     4.3.2  Milestone 2
            -----------



                                       7      * Confidential Treatment Requested

            RBI [*****] ENZYME by [*****] to obtain CANDIDATE ENZYME, transfers to DOW the [*****] CANDIDATE ENZYMES and [*****] of each CANDIDATE ENZYME.

            DOW confirms [*****] CANDIDATE ENZYMES and evaluates their performance attributes [*****]

            (DOW and RBI scientists shall discuss the relationship between [*****] in performance of the [*****] CANDIDATE ENZYME and [*****] in productivity of the CANDIDATE ENZYME as a supported catalyst. After such discussions, the Parties shall mutually agree on [*****] i.e. TARGET ACTIVITY, prior to starting Milestone 3.)

     4.3.3  Milestone 3
            -----------

            (A) RBI increases productivity as stated in Article 3 for [*****] ENZYMES and transfers [*****] of all such ENZYMES to DOW together with each ENZYME's [*****] DOW confirms [*****] ENZYMES and evaluates their performance attributes [*****] [*****] If [*****] ENZYME [*****] then part (B) below shall occur.

            (B) RBI [*****] as stated in Article 3 for [*****] ENZYMES and transfers [*****] of [*****] ENZYMES to DOW together with each ENZYME's [*****] DOW confirms [*****] ENZYMES and evaluates their performance attributes [*****].

4.4  RESEARCH PLAN and Payments are tied - The events under Section 4.3 for
     -----------------------------------
     performance under the RESEARCH PLAN are tied to payments under Article 3.

4.5  DOW Obligations - DOW shall provide the [*****] mentioned in Section 4.3.1,
     ---------------
     Milestone 1, analytical information or know-how, including evaluation of the [*****] ENZYME at DOW facilities, [*****] and the [*****] All information supplied by DOW to RBI shall be treated as confidential under
     Article 7.

ARTICLE 5 - LICENSE TERMS
-------------------------

The following terms are contemplated by the Parties to be included in a LICENSE if, by [*****] of the OPTION TERM, DOW exercises its right to such LICENSE.



                                       8     * Confidential Treatment Requested

5.1  Exercise Payment - Upon exercise of the right to a LICENSE, a payment shall
     ----------------
     be due to RIBI depending upon whether DOW elects rights under Section 2.1
     (1) or (2) as follows. If DOW elects Section 2.1 (1) for [*****] LICENSE, then a [*****]is payable within [*****] from exercise of the [*****] LICENSE but no sooner than [*****] If DOW elects Section 2.1(2) for [*****] [*****] LICENSE, then terms shall be negotiated using reasonable good faith efforts by the Parties [*****]

5.2  Exercise for LICENSE - The OPTION TERM shall be for the [*****] including
     --------------------
     any mutually agreed upon extensions. At present both Parties agree that the OPTION TERM for [*****] LICENSE shall run from the EFFECTIVE DATE until [*****] and for [*****] LICENSE until [*****] In addition, DOW has [*****] from its receipt by DOW to evaluate the TECHNOLOGY and [*****] ENZYME provided by RBI before execution of the LICENSE.

     5.2.1 By the end of the OPTION TERM, DOW, at its sole discretion, may negotiate [*****] LICENSE to the ENZYME and [*****] for the ENZYME in the FIELD from RBI, or purchase the ENZYME or immobilized ENZYME from RBI or an alternate supplier in accord with Section 5.3. Upon execution of the LICENSE, [*****] and terms of sale for any ENZYME shall be on commercially reasonable terms, mutually agreed upon, and shall include, without limitation, [*****] (as negotiated by the Parties in good faith taking into account the value created by the respective contributions of the Parties, e.g., monetary, scientific and capital contributions). If DOW exercises the OPTION for [*****] LICENSE, RBI shall also have the [*****]

     5.2.2 In the event that the ENZYME [*****] and DOW has had [*****] from the time the TECHNOLOGY and [*****] ENZYME was delivered to DOW in accord with Milestone 3(B) of Section 3.2.3 to test it, and DOW then provides written notice to RBI in accord with Section 12.1 of DOW's lack of interest in commercial use of the [*****] ENZYME provided by RBI, then, RBI shall have the rights described in Section 5.2.3.


     5.2.3  RBI Rights - Under the circumstances described in Sections 4.2 and
            ----------
            5.2.2 and in the event that RBI terminates the OPTION in accord with
            Section 10.2 upon material breach by DOW, DOW shall have no LICENSE (but shall have the right for internal research use of ENZYME, TECHNOLOGY, PATENTS and JOINT PATENTS) and RBI shall have all commercial rights to make, have made, use, sell, import and have sold ENZYME for the FIELD in the TERRITORY under the PATENTS, JOINT PATENTS and TECHNOLOGY by notifying DOW in writing in accord with
            Section 12.1 and making the following payments (at RBI's sole option):



                                       9      * Confidential Treatment Requested

            (A) RBI shall pay DOW as a [*****] fee for DOW's total investment in the ENZYME (which fee shall be computed from the time of such request by RBI, but in no event would be less than [*****] Such payment would be due to DOW within [*****] from invoice by DOW; or

            (B) RBI agrees to pay to DOW reasonable [*****] from RBI's commercialization or sale of the TECHNOLOGY or PATENTS using the ENZYME. Such payments shall be negotiated as an agreement by the Parties using their good faith efforts.

            RBI must elect between (A) and (B) within [*****] from DOW's written notification of lack of interest and convey their election in writing to DOW in accord with Section 12.1.

            Any payments to DOW under this Section 5.2.3 shall be made to. The Dow Chemical Company, and be sent by wire transfer to: [*****]


5.3  Supply of ENZYME - In the event that the ENZYME is [*****] and is of
     ----------------
     further interest to DOW and DOW exercises its rights to a LICENSE under
     Section 2.1, then DOW shall have [*****] from the time the [*****] ENZYME is delivered in a practicable form to DOW in accord with Milestone 3(B) under Section 4.3.3 (B) to provide written notice under Section 12.1 to RBI of DOW's intent to either:

          (A) have RBI supply the [*****] ENZYME commercially to DOW. If this course is mutually agreed upon then a commercial agreement shall be negotiated using reasonable good faith efforts by the Parties; or

          (B) inform RBI that DOW will use an alternate supplier (not RBI) for the [*****] ENZYME. RBI agrees to provide to a qualified third party under appropriate, reasonable licensing terms for the industry, the information and rights required to supply the ENZYME to DOW; or

          (C) If DOW does not desire any commercial supply of the improved ENZYME, then refer to Section 5.2.2.

5.4  DOW Evaluation - DOW has the right, during the OPTION TERM and the [*****]
     --------------
     evaluation period, for its purposes of evaluation only, to produce sufficient ENZYME for its needs.



                                      10     * Confidential Treatment Requested

5.5  Other terms - Other customary and negotiated terms are expected to be
     -----------
     included in the LICENSE and are permitted.

ARTICLE 6 - PATENT RIGHTS
-------------------------

6.1  RBI to Maintain PATENTS - Any [*****] the ENZYME made by RBI during this
     -----------------------                          -----------
     OPTION TERM shall belong to RBI, if within the claimed scope of any PATENT. DOW shall be informed of all such PATENTS and be provided with a copy thereof, and provided with their publication numbers or patent numbers and each country where filing was done. If requested by DOW, a completed file wrapper for a given application or patent shall be provided to DOW. An [*****] status of the concerned PATENTS shall be provided to DOW until all have issued or are abandoned. If DOW exercises its rights for a LICENSE, then rights to any PATENTS shall be granted in the LICENSE for the FIELD for the TERRITORY. If RBI obtains rights under Section 5.2.3, then such rights shall include rights to any PATENTS for the FIELD for the TERRITORY.

6.2  Notice of Patent Lapse - RBI shall advise DOW of the grant,
     ----------------------
     lapse, nullification, revocation, surrender, or invalidation of any of the PATENTS at the annual update of the PATENT listing for Appendix C.

6.3  JOINT PATENTS - Although unlikely to occur, in those instances where joint
     -------------
     inventions between DOW and RBI result in a patentable invention, then DOW and RBI shall mutually determine, using their good faith efforts, whether the patent application has joint ownership and joint claim structure, and which Party should prosecute the patent application and pay the annuities. Both Parties shall elect any countries in which filing shall be done. If DOW exercises its rights for a LICENSE, then rights to any JOINT PATENTS shall be granted in the LICENSE for the FIELD for the TERRITORY. If RBI obtains rights under Section 5.2.3, then such rights shall include rights to JOINT PATENTS for the FIELD for the TERRITORY.

6.4  TECHNOLOGY - TECHNOLOGY developed during the OPTION TERM or known as of the
     ----------
     [***] by either Party shall remain that Party's property. Any use by one Party of the other's TECHNOLOGY shall be under the confidentiality provisions of Article 7.

6.5  DOW Patents - No rights are granted by DOW to RBI to use any DOW
     -----------
     intellectual property rights including patents (such as sole DOW patents), trade secrets, confidential information and computer programs, except in providing the contemplated services under the RESEARCH PLAN. If Section
     5.2.3 pertains, then rights to commercial use of the JOINT PATENTS and ENZYME are granted by DOW to RBI.

ARTICLE 7 - CONFIDENTIALITY
---------------------------
7.1 Each Party shall use good faith efforts to retain in confidence and not disclose to any third party each other's CONFIDENTIAL INFORMATION. Such "good faith efforts" shall mean the same degree of care, but no less than a reasonable degree of care, as the receiving Party uses to protect its own CONFIDENTIAL INFORMATION of a like nature. This obligation shall be effective from [***] upon the SIGNATURE



                                      11      * Confidential Treatment Requested

     DATE and shall cease [*****] from termination of this OPTION. This OPTION shall supersede the CDA upon the SIGNATURE DATE .

7.2 Excepted from the obligation of confidentiality under Section 7.1 is that information which:

     (a) is available, or becomes available, to the general public without fault of the receiving Party; or

     (b) is obtained by the receiving Party without an obligation of confidence from a third party (other than a governmental agency) who is rightfully in possession of such information and is under no obligation of confidentiality to the disclosing Party concerning such information; or

     (c)  is released from confidentiality in writing by the disclosing Party;
          or

     (d)  is permitted to be disclosed by Section 7.4.

For the purpose of Section 7.1, a specific CONFIDENTIAL INFORMATION shall not be deemed to be within the foregoing exceptions merely because it is embraced by more general information in the public domain, or in the possession of the receiving Party. In addition, any combination of features shall not be deemed to be within the foregoing exceptions merely because individual features are in the public domain or in the possession of the receiving Party, but only if the combination itself and its principle of operation and process to make it are in the public domain or in the possession of the receiving Party.

7.3 Notwithstanding the provisions of Section 7.1, if the receiving Party becomes legally compelled to disclose any of the disclosing Party's CONFIDENTIAL INFORMATION, the receiving Party shall promptly advise the disclosing Party of such required disclosure in order that the disclosing Party may seek a protective order or such other remedy as the disclosing Party may consider appropriate in the circumstances. The receiving Party shall disclose only that portion of the CONFIDENTIAL INFORMATION which it is legally required to disclose. Such a disclosure shall not release the receiving Party with respect to the CONFIDENTIAL INFORMATION so disclosed except to the extent of permitting the required disclosure. In addition, the receiving Party may disclose CONFIDENTIAL INFORMATION of the disclosing Party to the extent such disclosure is reasonably necessary in connection with the filing or prosecution of JOINT PATENTS. If DOW CONFIDENTIAL INFORMATION is reasonably necessary to be disclosed in connection with the filing or prosecution of PATENTS, then DOW's prior written consent must be obtained in accord with Section 12.1.

7.4  Disclosure to AFFILIATES - RBI or DOW may disclose CONFIDENTIAL INFORMATION
     ------------------------
     to its AFFILIATES, and consultants as may be necessary to exercise the rights granted hereunder, but only under conditions of confidentiality at least as stringent as those set out in Sections 7.1, 7.2 and 7.3.

7.5  Document Return - In the event of termination of this OPTION under Article
     ---------------
     10, without exercise of a LICENSE, then:

     (a)  RBI will cease its use of the ENZYMES in accord with Section 10.3,

          and

     (b) each Party will cease its use of all CONFIDENTIAL INFORMATION of the other Party provided hereunder and, on the disclosing Party's request, within sixty (60) days either return all such CONFIDENTIAL INFORMATION, including any copies thereof, ENZYMES in whatever media or form, or will promptly destroy the same and certify such destruction to the disclosing Party.

     Notwithstanding the above, a Party may retain one copy of any CONFIDENTIAL INFORMATION of the other Party in its legal files, but shall return or destroy any DOW samples of ENZYME or ENZYME provided by the other Party. The foregoing provisions shall not apply to RBI to the extent it exercises its rights under
Section 5.2.3.

ARTICLE 8 - U.S. EXPORT CONTROL AND GOVERNMENT LICENSES
-------------------------------------------------------

8.1  Compliance - Both Parties agree to comply, at their expense, with all
     ----------
     necessary United States governmental regulations with respect to export of ENZYMES and TECHNOLOGY in the TERRITORY. Both Parties agree to not export or re-export any ENZYME or TECHNOLOGY received from the other or the direct products of such TECHNOLOGY to any prohibited country listed in the U.S. Export Administration Regulations unless properly authorized by the U.S. Government. Each Party shall be responsible for the acts of its AFFILIATES, contractors, and consultants and assumes all liability if it or its AFFILIATES, fails to obtain any of the necessary licenses or commits any violations of the United States Export Laws or Regulations (15 C.F.R.
     (S)700 et seq.). Each Party shall indemnify the other for its acts and for any breach of compliance.

8.2  Licenses and Clearances - Both Parties agree to obtain all necessary
     -----------------------
     licenses or clearances, at its expense, and to comply with all applicable regulations of agencies in the TERRITORY.

ARTICLE 9 - WARRANTY, DISCLAIMER, GUARANTEE
-------------------------------------------

9.1  Belief of Accuracy - Each Party represent that ENZYME, TECHNOLOGY and any
     ------------------
     other CONFIDENTIAL INFORMATION transferred or provided to the other Party hereunder are believed to be accurate and complete as of their current status on the EFFECTIVE DATE and that each Party's interpretations and conclusions drawn therefrom were made in good faith and in the exercise of its scientific judgment as of the dates of the documents contained therein. However, neither Party warrants or represents that such information is or will be sufficient to market ENZYME or to commercially produce ENZYME, or to commercialize ENZYME in the TERRITORY or that DOW or RBI shall be free to practice or sell any ENZYME.

9.2  DOW Representation - DOW will be solely relying on its own evaluation of
     ------------------
     ENZYME, TECHNOLOGY and the other CONFIDENTIAL INFORMATION transferred or provided to it hereunder and on its own scientific expertise in using the same in its development and evaluation of ENZYME.

9.3  Validity, Non-Infringement - No warranty is provided that the manufacture,
     --------------------------
     use and sale of ENZYME falls outside the scope of third party patents or the industrial property rights of a third party.

9.4  Disclaimer of Warranties as to PATENTS - RBI makes no representation that
     --------------------------------------
     the inventions covered in any PATENTS are patentable or that the PATENTS are or will be valid or enforceable, nor does RBI warrant or represent that the exercise of the rights hereunder is free from infringement of patent rights of third parties.

ARTICLE 10 - TERM AND TERMINATION
---------------------------------

10.1 Term - Unless terminated under the provisions of this Article 10, this
     ----
     OPTION shall continue in effect until the end of the OPTION TERM, unless mutually agreed upon in writing by the Parties to be extended.

10.2 Termination for Breach - In the event of a material breach by either DOW or
     ----------------------
     RBI of any of the obligations contained in this OPTION, the other Party shall be entitled to terminate this OPTION by notice in writing under
     Section 12.1, provided that such notice shall specify the breach or breaches. If the said breach or breaches are capable of remedy, the Party committing such breach or breaches shall be entitled to a period of [***] from the delivery of such notice in which to remedy or to undertake to remedy the same. In the case the defaulting Party shall fail to remedy the breach or to undertake to remedy the breach to the satisfaction of the injured Party, the injured Party shall have the right to cancel this OPTION in whole or only terminate those rights and obligations relating to the particular breach by simple notification to the Party in default. Failure of a Party to exercise its rights under this Section 10.2 shall not be construed as a waiver as to future breaches whether or not they are similar.

10.3 Termination by RBI or DOW - Either Party may terminate this OPTION at the
     -------------------------
     end of any Milestone in Section 4.3 by written notice to the other. Each will disclose to the other its reasons for any such termination. Upon such termination, both Parties shall refrain from further use of CONFIDENTIAL INFORMATION received from the other Party, including ENZYME, except that this provision shall not apply to RBI if it exercises its rights under
     Section 5.2.3.

10.4 Termination by DOW - DOW shall have the further right to terminate this
     ------------------
     OPTION immediately on written notice to RBI if:

     (a) RBI shall cease to carry on business or shall go into liquidation or a receiver shall be appointed to RBI's assets; or

     (b) RBI shall become bankrupt or insolvent or unable to meet any of its performance obligations; or

     (c) RBI fails to conduct testing on the ENZYMES for more than [***] from any Milestone.

10.5  On Termination - DOW shall, upon termination of this OPTION under Article
      --------------
      10:

                                              * Confidential Treatment Requested

     (a) pay to RBI all payments due or accrued at the termination date within [*****] after termination; and

     (b) make no further use of, or permit any use by any third party of any kind of any and all ENZYMES disclosed hereunder by RBI, and make no further use of the surviving PATENTS in the FIELD.

10.6 Survival of Certain Obligations - On termination of this OPTION: the
     -------------------------------
     obligations of confidentiality set forth in Article 7 shall survive for the time stated therein; payments due under Article 3 shall survive for the terms specified; and Export Control compliance set forth in Article 8 shall survive indefinitely.

ARTICLE 11 - FORCE MAJEURE
--------------------------

11.1 Event of Force Majeure - In the event that performance under this OPTION,
     ----------------------
     or any obligation hereunder, is hindered, delayed or prevented by reason of acts of God, strikes, lockouts, labor troubles, intervention of any governmental authority, fire, riots, insurrections, invasions, war or other reason of similar nature beyond the reasonable control of the Party and are without its fault or negligence, then performance of that act shall be excused for the period of the delay and the period for the performance of that act shall be extended for an equivalent period.

11.2 Notification. Upon occurrence of an event of force majeure, the affected
     ------------
     Party shall promptly notify the other Party in writing, setting forth the nature of the occurrence, its expected duration and how that Party's performance is affected. The affected Party shall resume the performance of its obligations as soon as practicable after the force majeure event ceases.

ARTICLE 12 - NOTICES
--------------------

12.1 Official -Any notice, request or communication specifically provided for
     --------
     or permitted to be given under this OPTION must be in writing and may be delivered by hand delivery, courier service, or electronic transmission such as telex, facsimile, or telegram, and shall be deemed effective as of the time of actual delivery thereof to the addressee. For purposes of notice the addresses of the Parties shall be as follows:

     DOW:
               The Dow Chemical Company
               [*****]
               [*****]
               [*****]
               [*****]



                                              * Confidential Treatment Requested
     with a copy to:
                           The Dow Chemical Company
                                   [*****]

     RBI:
               Recombinant BioCatalysis, Inc.
                          [*****]


12.2 For purposes of scientific reporting, the Parties designate as their respective principle contacts:

     DOW:
               The Dow Chemical Company
                        [*****]


     RBI:
               Recombinant BioCatalysis, Inc.
                         [*****]



                                              * Confidential Treatment Requested

               Telephone:  619-623-5149
               Facsimile:  619-623-5120

12.3 Each Party may change its address and its representative for notice by the giving of notice thereof in the manner provided in Section 12.1.

ARTICLE 13 - ASSIGNMENT
-----------------------

13.1 Assignment - Neither Party to this OPTION shall assign or sublicense any
     ----------
     rights hereunder without the prior written consent of the other Party, such consent not to be unreasonably withheld. It being agreed, however, that without such consent being required from RBI, DOW may assign to its AFFILIATES, but RBI must be notified in writing in accord with Section 12.1.

13.2 Consolidation, Reorganization or Merger - Should RBI be consolidated,
     ---------------------------------------
     reorganized or merged with another entity, this OPTION and all rights and obligations arising under this OPTION may be assigned to the successor entity or the assignee of all or substantially all of RBI's business and assets without DOW's prior written consent. However, RBI shall promptly notify DOW prior to such action in accord with Section 12.1.

Effect on Successors and Assignees - This OPTION shall inure to the benefit of and be binding upon such successors and permitted assignees.

ARTICLE 14 - LIABILITY
----------------------

14.1 DOW Liability to RBI - Neither DOW, any of its AFFILIATES, nor the
     --------------------
     respective agents, servants, officers, directors, and employees of each shall be liable to RBI, or RBI's employees, directors, officers, agents or legal heirs, for any personal injury, death, or property damage that occurs while RBI is performing under this OPTION, except to the extent such injury, death, or property damage is caused by the sole negligence of DOW.

14.2 RBI Liability to DOW - Neither RBI, any of its subsidiaries, nor the
     --------------------
     respective agents, servants, officers, directors, and employees of each shall be liable to DOW, or DOW's employees, directors, officers, agents or legal heirs, for any personal injury, death, or property damage that occurs while DOW is performing under the OPTION, except to the extent such injury, death, or property damage is caused by the sole negligence of RBI.

14.3 Safety by RBI - RBI personnel agree to observe the same safety and other
     -------------
     rules required of DOW employees while RBI is on premises owned, operated, leased or under the control of DOW.

14.4 Safety by DOW - DOW personnel agree to observe the same safety and other
     -------------
     rules required of RBI employees while LOW is on premises owned, operated, leased or under the control of RBI.

ARTICLE 15 - MISCELLANEOUS PROVISIONS
-------------------------------------

15.1 Amendments - This OPTION may be amended only in writing executed by both
     ----------
     Parties.

15.2 Disputes - Both Parties shall make good faith efforts to resolve any
     --------
     questions concerning construction and performance under this OPTION

15.3 Entirety of Agreement - This OPTION sets forth the entire agreement and
     ---------------------
     understanding between the Parties hereto with respect to ENZYME for its evaluation in the TERRITORY for use in the FIELD. This OPTION shall be deemed to be in compliance with the LETTER OF INTENT and should any differences exist, this OPTION shall control.

15.4 Severability - If any term or provision under this OPTION is deemed
     ------------
     invalid under the laws by a United States court of competent jurisdiction, the invalidity shall not invalidate the whole OPTION but it shall be construed as if not containing that particular term or provision for that particular country or jurisdiction and the rights and obligations of the Parties shall be construed and enforced accordingly. The Parties shall negotiate in good faith a substitute provision as an addendum to this OPTION for that particular country or jurisdiction in compliance with the law to as nearly as possible retain the Parties intent in legally valid language.

15.5 Waivers, Cumulative Remedies - A waiver by either Party of any term or
     ----------------------------
     condition of this OPTION in any one instance shall not be deemed construed to be a waiver of such term or condition for any similar instance in the future or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this OPTION shall be cumulative and none of them shall be a limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

15.6 Publicity - Neither DOW nor RBI shall make the financial terms of this
     ---------
     OPTION public, except as required by law. In the event that a filing of a copy of this OPTION with the US Securities and Exchange Commission is required, then RBI shall seek confidential treatment of information considered confidential by DOW. Any press release or publicity of this OPTION shall be reviewed and approved by both Parties prior to any release.

15.7 Choice of Law - This OPTION shall be governed by the laws of the State of
     -------------
     [***] excepting its conflict of laws principles, in all respects of validity, construction and performance; except that all questions concerning the construction, validity, coverage or infringement of PATENTS or JOINT PATENTS shall be decided in accordance with the patent law of the country where the PATENT or JOINT PATENT was granted.

15.8 Headings - Headings in this OPTION are included herein for ease of
     --------
     reference and shall not affect the meaning of the provisions of this OPTION, nor shall they have any other legal effect.

15.9 Cooperation - RBI and DOW shall use good faith efforts to cooperate with
     -----------
     respect to any issues that concern the development of the ENZYME under this OPTION.


                                               *Confidential Treatment Requested

15.10 RBI's Status - RBI's status hereunder is that of an independent
      ------------
      contractor, and not that of an agent of DOW. As such RBI is responsible of all Income Tax withholding and the payment of any other appropriate taxes on all payments to RBI by DOW.

IN WITNESS WHEREOF, the Parties have duly executed duplicate originals of this OPTION by their appropriate authorized representative. Such OPTION may be subject to management and/or Board approval by each Party. Separate signature pages are acceptable in facsimile form and shall be accepted in lieu of original signatures, provided each Party receives a dated, signed, legible facsimile indicating the signator for the other Party. Upon the SIGNATURE DATE, this OPTION shall be effective as of the EFFECTIVE DATE. If requested by either Party, duplicate originals, bearing the same date as the facsimile signature or in lieu of facsimile signatures may be provided.

THE DOW CHEMICAL COMPANY               RECOMBINANT BIOCATALYSIS, INC.

By: /s/ [*****]                        By: /s/ [*****]
   ----------------------------           -------------------------
Name:   [*****]                        Name:   [*****]
Title:  [*****]                        Title:  [*****]
       Central & New Businesses R & D

Date:  7/17/97                         Date:   7/9/97
     --------------------------             -----------------------


                                              * Confidential Treatment Requested

                                   APPENDIX A






                                    [*****]



                                              * Confidential Treatment Requested




                                      1.

                                    [*****]



                                              * Confidential Treatment Requested




                                      2.

                                    [*****]



                                              * Confidential Treatment Requested









                                      3.

                                    [*****]



                                              * Confidential Treatment Requested









                                      4.

                                    [*****]



                                              * Confidential Treatment Requested










                                      5.

                                    [*****]



                                              * Confidential Treatment Requested










                                      6.

                                    [*****]



                                              * Confidential Treatment Requested










                                      7.

                                      [*****]



                                              * Confidential Treatment Requested











                                      8.

                       This Appendix is blank as of the


                     SIGNATURE DATE.  Additions during the


                           OPTION TERM are possible.

                                      1.

                        This Appendix is blank as of the

                     SIGNATURE DATE.  Additions during the

                           OPTION TERM are possible.


                                      1.

                                  APPENDIX D

                                    [*****]



                                              * Confidential Treatment Requested








                                      1.

                                  APPENDIX E

                                    [*****]



                                              * Confidential Treatment Requested









                                      1.

                                   [*****]




                                              * Confidential Treatment Requested


                                      2.

                                    [*****]






                                              * Confidential Treatment Requested


                                      3.